SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): OCTOBER 27, 2005

                                HEMOBIOTECH, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

            000-51334                                    33-0995817
     (Commission File Number)                  (IRS Employer Identification No.)

                        14221 DALLAS PARKWAY, SUITE 1500
                               DALLAS, TEXAS 75254
                    (Address of Principal Executive Offices)

                                 (214 540-8411)
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective October 27, 2005, Hemobiotech, Inc. (the "Company") amended the terms of $476,250 aggregate principal amount of its 10% convertible unsecured promissory notes issued in its October 2004 private placement (the "Notes") in response to the unsolicited offer of the holders of such Notes to permit the holders to convert, prior to the close of business on October 27, 2005, all outstanding principal amount and accrued but unpaid interest thereon into shares of Company common stock, at a conversion price of $1.06 per share. On October 27, 2005, the holders converted $476,250 aggregate principal amount of Notes and an aggregate of approximately $12,000 of accrued but unpaid interest thereon into an aggregate of 460,613 shares of Company common stock. The Company filed a registration statement with the SEC covering the resale of such shares of common stock, which was declared effective by the SEC on May 13, 2005.

         Effective October 27, 2005, holders of $287,500 aggregate principal amount of Notes agreed to extend the maturity date of such Notes from October 27, 2005 to April 27, 2006.

ITEM 8.01.        OTHER EVENTS.

         Under the terms of the Notes, the maturity date of the Notes was October 27, 2005. As of October 27, 2005, an aggregate of $1,490,000 principal amount of Notes and $97,159 accrued but unpaid interest thereon was converted into an aggregate of 1,497,320 shares of the Company's common stock, at a negotiated conversion price of $1.06 per share, in accordance with amendments to the original terms of the Notes permitting such conversion. As of October 27, 2005, $760,000 aggregate principal amount of Notes remained outstanding. Effective October 27, 2005, holders of $287,500 aggregate principal amount of Notes agreed to extend the maturity date of such Notes from October 27, 2005 to April 27, 2006. Accordingly, the Company will repay the outstanding balance of $472,500 aggregate principal amount of Notes, together with approximately $98,500 of accrued interest thereon, to holders of Notes that have not converted their Notes into shares of Company common stock on or prior to October 27, 2005 and have not agreed to extend the maturity date of the Notes to April 27, 2006.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Item 8.01 of this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEMOBIOTECH, INC.


                                           BY: /s/ MARK ROSENBLUM
                                           -------------------------------------
                                           Mark Rosenblum
                                           Chief Financial Officer and Secretary

Dated: November 2, 2005